Exhibit 99.1

CleanSpark Reports Record First Quarter FY2022 Financial Results

Company Reports Record Revenues of $41.2 million, Significant Gross & Net Margin Expansion; Management to Communicate Revised Strategy & Long-Term Vision on Earnings Call

LAS VEGAS, February 9, 2022 – CleanSpark, Inc. (Nasdaq: CLSK) (the “Company”), a sustainable bitcoin mining and energy technology company, today reported financial results for the three months ended December 31, 2021.

“December 16th marked our one-year anniversary of sustainable bitcoin mining and since then we have brought the Company to record revenues and profit,” said Zach Bradford, CleanSpark’s Chief Executive Officer. “As of the date of this release, we have 20,900 machines in operation with a total hashrate exceeding 2.1 EH/s and producing approximately 10 bitcoin per day.

“Given our success with bitcoin mining,” Bradford continued, “CleanSpark is considering strategic alternatives for our legacy energy business. Focusing our efforts on our bitcoin mining segment allows the Company to capitalize on the tremendous opportunity bitcoin presents. We look forward to sharing our corporate vision on our first quarter earnings call and discussing the strategic pillars we believe are crucial to our long-term success.”

“Our strong financial results are evidence of the operating leverage of our business model,” said Gary A. Vecchiarelli, Chief Financial Officer. “Gross margins remain high at almost 80%, and much of that profitability translates to the bottom line as we saw $14.5m of net income and $24.1m of Adjusted EBITDA, which represents net margins of approximately 35% and 58%, respectively. CleanSpark also has zero long-term debt, and we will be looking to use our strong balance sheet and operating cash flows as a springboard for future growth expansion.”

Q1 Financial Highlights

Financial Results for the Three Months Ended December 31, 2021

•
The Company increased its quarterly revenues to $41.2 million, an increase of $38.9 million or 17x from $2.3 million for the same prior year period.
•
Net income for the three months ended December 31, 2021 was $14.5m or $0.35 basic income per share compared to a loss of $(7.2) million or $(0.32) loss per share for the same prior year period.
•
Adjusted EBITDA1 improved significantly to $24.1 million, compared to Adjusted EBITDA1 of $(2.7) million from the same prior year period.

[1] Non-GAAP financial metric; see “Non-GAAP Measures” and “Reconciliation of Adjusted EBITDA” in this press release.

•
The Company also saw substantial sequential revenues growth in the first quarter compared to the previous quarter. Revenues increased $14.1 million or 52% from the fourth quarter. Net income for the first quarter was $14.5 million reversing a net loss of $(5.4) million in the fourth quarter. Adjusted EBITDA1 was $24.1 million, increasing almost 700% from $3.6 million in the fourth quarter.

Balance Sheet Highlights as of December 31, 2021

Assets

•
Cash: $5.2 million
•
Digital Currency: $30.2 million
•
Total Current assets: $58.7 million
•
Total Mining assets (including prepaid deposits & deployed miners): $286.9m
•
Total Assets: $418.1 million

Liabilities and Stockholders’ equity

•
Current Liabilities: $22.5 million
•
Total Liabilities: $24.1 million
•
Total Stockholders’ Equity: $394.1 million

The Company had working capital of $36.2 million and no long-term debt as of December 31, 2021.

Investor Conference Call and Webcast

The Company will hold its first quarter 2022 earnings presentation and business update for investors and analysts today, February 9, 2022, at 2:00 p.m. PST/5:00 p.m. EST.

Webcast URL: https://www.cleanspark.com/investor-relations/clsk-earnings

The webcast will be accessible for at least 30 days on the Company's website.

Participant Dial-in (Toll free): 1-877-270-2148.

A transcript of the call will be available on the Company’s website following the call.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release, but are not limited to statements regarding our future results of operations and financial position, industry and business trends, equity compensation, business strategy, plans, market growth and our objectives for future operations.

The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate, increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; the successful deployment of energy solutions for residential and commercial applications; the expectations of future revenue growth may not be realized; ongoing demand for the Company's software products and related services; the impact of global pandemics (including COVID-19) on logistics and shipping and the demand for our products and services; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Non-GAAP Measures

Adjusted EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash operating expenses, CleanSpark management believes that providing a non-GAAP financial measure that excludes non-cash and non-recurring expenses allows for meaningful comparisons between the Company's core business operating results and those of other companies, as well as providing the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time.

The Company's Adjusted EBITDA measure may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. The Company's Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. Our management does not consider Adjusted EBITDA to be a substitute for, or superior to, the information provided by GAAP financial results.

We are providing supplemental financial measures for (i) non-GAAP adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, certain non-recurring expenses, and impacts related to discontinued operations; and (ii) non-GAAP Adjusted EBITDA that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, and impacts related to discontinued operations. These supplemental financial measures are not measurements of financial performance under GAAP and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions.

We believe that these non-GAAP financial measures are also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Adjusted EBITDA excludes (i) impacts of interest, taxes, and depreciation; (ii) significant non-cash expenses such as our share-based compensation expense, unrealized gains/losses on securities, certain financing costs, other non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) significant impairment losses related to long-lived and digital assets, which include our bitcoin for which the accounting requires significant estimates and judgment, and the resulting expenses could vary significantly in comparison to other companies; and (iv) and impacts related to discontinued operations that would not be applicable to our future business activities.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors.

We have also excluded impairment losses on assets, including impairments of our digital currency our non-GAAP financial measures, which may continue to occur in future periods as a result of our continued holdings of significant amounts of bitcoin. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our Consolidated Financial Statements, which have been prepared in accordance with GAAP. We rely primarily on such Consolidated Financial Statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures only supplementally.

About CleanSpark

CleanSpark, Inc., a Nevada corporation, is a sustainable bitcoin mining and energy technology company that is solving modern energy challenges. For more information about the Company, please visit the Company's website at https://www.cleanspark.com/investor-relations.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

	December 31, 2021 (Unaudited)	September 30, 2021
ASSETS
Current assets
Cash and cash equivalents, including restricted cash	$5,212,414	$18,040,327
Accounts receivable, net	4,622,002	2,619,957
Inventory	1,432,110	2,672,744
Prepaid expense and other current assets	11,245,426	5,129,047
Digital currency	30,203,387	23,603,210
Derivative investment asset	5,204,505	4,905,656
Investment in equity security	250,000	260,772
Investment in debt security, AFS, at fair value	512,721	494,608
Total current assets	$58,682,565	$57,726,321

Property and equipment, net	$198,490,355	$137,674,739
Operating lease right of use asset	1,421,252	1,488,240
Capitalized software, net	477,191	503,685
Intangible assets, net	10,996,442	12,195,492
Deposits on mining equipment	125,700,523	87,959,910
Other long-term asset	3,327,245	875,536
Goodwill	19,049,198	19,049,198
Total assets	$418,144,771	$317,473,121

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$20,237,550	$7,975,263
Contract liabilities	386,740	296,964
Operating lease liability	261,101	256,195
Finance lease liability	366,728	413,798
Acquisition liability	300,000	300,000
Contingent consideration	615,249	820,802
Dividends payable	314,611	—
Total current liabilities	22,481,979	10,063,022
Long-term liabilities
Operating lease liability, net of current portion	1,167,779	1,235,325
Finance lease liability, net of current portion	419,563	458,308
Total liabilities	$24,069,321	$11,756,655

Stockholders' equity
Common stock; $0.001 par value; 100,000,000 shares authorized; 41,474,062 and 37,395,945 shares issued and outstanding as of December 31, 2021 and September 30, 2021, respectively	41,475	37,394
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 and 1,750,000 issued and outstanding as of December 31, 2021 and September 30, 2021, respectively	1,750	1,750
Additional paid-in capital	518,240,478	444,074,832
Accumulated other comprehensive income (loss)	12,721	(5,392)
Accumulated deficit	(124,220,974)	(138,392,118)
Total stockholders' equity	394,075,450	305,716,466

Total liabilities and stockholders' equity	$418,144,771	$317,473,121

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	Three months ended
	December 31, 2021	December 31, 2020
Revenues, net
Digital currency mining revenue, net	$36,974,578	$733,410
Energy hardware, software and services revenue	3,970,210	1,213,870
Other services revenue	297,181	310,290
Total revenues, net	41,241,969	2,257,570

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	8,797,926	1,332,890
Professional fees	3,317,819	1,712,723
Payroll expenses	8,883,047	3,314,201
General and administrative expenses	1,888,100	950,139
Other impairment expense (related to Digital Currency)	6,222,346	—
Depreciation and amortization	7,697,568	1,117,715
Total costs and expenses	36,806,806	8,427,668

Income (loss) from operations	4,435,163	(6,170,098)

Other income/(expense)
Change in fair value of contingent consideration	55,542	—
Realized gain on sale of digital currency	9,994,791	49,918
Realized gain on sale of equity security	665	—
Unrealized loss on equity security	(1,847)	(73,500)
Unrealized gain (loss) on derivative security	298,849	(1,020,494)
Interest income	33,471	47,984
Interest expense	(52,709)	(1,340)
Loss on write off and disposal of assets	(278,170)	—
Total other income (expense)	10,050,592	(997,432)

Income (loss) before income tax (expense) or benefit	14,485,755	(7,167,530)
Income tax (expense) or benefit	—	—
Net income (loss)	$14,485,755	$(7,167,530)

Preferred stock dividends	314,611	—

Net income (loss) attributable to common shareholders	$14,171,144	$(7,167,530)

Other comprehensive income	18,113	—

Total comprehensive income (loss) attributable to common shareholders	$14,189,257	$(7,167,530)

Income (loss) per common share - basic	$0.35	$(0.32)

Weighted average common shares outstanding - basic	40,279,938	22,146,992

Income (loss) per common share - diluted	$0.35	$(0.32)

Weighted average common shares outstanding - diluted	40,485,761	22,146,992

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(UNAUDITED)

	Three months ended December 31,
	2021	2020
Revenues, net
Digital currency mining revenue, net	$36,974,578	$733,410
Energy hardware, software and services revenue	3,970,210	1,213,870
Other services revenue	297,181	310,290
Total revenues, net	$41,241,969	$2,257,570

Net income (loss)	$14,485,755	$(7,167,530)
Adjustments:
Other impairment expense (related to Digital Currency)	$6,222,346	$—
Depreciation and amortization	7,697,568	1,117,715
Stock based compensation	5,749,107	4,350,643
Change in fair value of contingent consideration	55,542	—
Realized gain on sale of digital currency	(9,994,791)	(49,918)
Realized gain on sale of equity security	(665)	—
Unrealized loss on equity security	1,847	73,500
Unrealized gain (loss) on derivative security	(298,849)	(1,020,494)
Interest income	(33,471)	(47,984)
Interest expense	52,709	1,340
Loss on write off and disposal of assets	278,170	—
Total Adjusted EBITDA	$24,104,184	$(2,742,728)

Three months ended September 30, 2021
Revenues, net
Digital currency mining revenue, net	$22,747,990
Energy hardware, software and services revenue	4,017,574
Other services revenue	379,230
Total revenues, net	$27,144,794

Net loss	$(5,367,391)
Adjustments:
Other impairment expense (related to Digital Currency)	$3,441,917
Depreciation and amortization	5,361,348
Stock based compensation	52,317
Change in fair value of contingent consideration	(84,198)
Realized gain on sale of digital currency	(2,432,313)
Realized gain on sale of equity security	(73,138)
Unrealized loss on equity security	104,067
Unrealized loss on derivative security	2,528,974
Interest expense, net	33,958
Other income	(1,761)
Total Adjusted EBITDA	$3,563,780

Investor Relations Contact:
Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts:
Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
Nishant Sharma
cleanspark@blocksbridge.com